PROMISSORY NOTE

$197,000                                                    November  __, 2005

         FOR VALUE RECEIVED, Mountains West Exploration, Inc., a New Mexico corporation (the "Borrower"), promises to pay to the order of LD Acquisition LLC, a Delaware limited liability company (the "Lender") the principal sum of One Hundred and Ninety Seven Thousand and No/100 Dollars ($197,000.00) together with simple interest computed at the rate of eighteen percent (18%) per annum. All outstanding principal and accrued interest shall be due and payable in full on __________ __, 2006. Following an event of default, this Note shall bear interest at the rate of twenty-four percent (24%) per annum.


         This Note is secured by the assets of the Borrower pursuant to the security agreement attached hereto as Exhibit A (the "Security Agreement").


         The Borrower shall have the right to prepay the amounts due hereunder, in whole or in part, at any time without premium or penalty.


         Any of the following shall be deemed an event of default:

(a) Any payment due hereunder shall not be paid within five (5) days after the date when due;

(b) The Borrower shall fail to perform or observe any other obligation at the time and in the manner required by this Note or the Security Agreement within five (5) days after the Company's receipt of notice thereof;

(c) The Borrower shall: (i) generally not be paying the Borrower's debts as they become due; (ii) file, or consent, by answer or otherwise, to the filing against the Borrower of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction;
(iii) make an assignment for the benefit of creditors; (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or for any substantial part of its property; (v) be adjudicated insolvent; or (vi) take action for the purposes of any of the foregoing;

(d) If any court of competent jurisdiction shall enter an order appointing, without the consent of the Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower or with respect to any substantial part of the property of the Borrower, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Borrower's property, of if any petition for any such relief shall be filed against the Borrower and such petition shall not be dismissed within thirty (30) days; or

(e) If the Borrower shall sell, transfer or otherwise dispose of all or substantially all of its assets or property or if shares representing greater than two-thirds of the voting control of the Borrower are sold or transferred in one transaction or a series of transactions. Upon any such event of default, and at any time thereafter, the Lender may, by written notice to the Borrower, declare the entire unpaid principal amount hereunder to be immediately due and payable, whereupon the same shall become forthwith due and payable, and proceed to exercise any and all rights and remedies that the Lender may have at law or in equity.

         All payments made pursuant to the terms of this Note shall, at the Lender's option, be applied first to the payment of any fees, expenses or other costs that the Borrower is obligated to pay hereunder, second to the payment of accrued interest hereunder and the remainder to reduce the unpaid principal amount hereof


         The Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note.


         If any attorney is engaged to collect all or any portion of the liabilities of the Borrower hereunder or to represent the Lender or any holder hereof in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note, or to represent the Lender or any holder hereof in any other proceedings whatsoever in connection with this Note, then the Borrower shall be liable to the Lender or any holder hereof for all reasonable attorneys' fees, costs and expenses in connection therewith, in addition to all other amounts due hereunder.


         No delay or omission on the part of the Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no singular or partial exercise of any right or remedy shall preclude any other further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.


         In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law, this Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.


         This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Lender and the Borrower.


         This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.


         The validity and interpretation of this Note shall be governed by the internal laws (and not the laws of conflict) of the State of Delaware.

         IN WITNESS WHEREOF, the Borrower has executed this Note on the day and year first above written.

                                   Mountains West Exploration, Inc.

                                      By:
                                      Its:
                                      Name:

                                    Exhibit A

                               Security Agreement